Filed pursuant to Rule 497(a)

Registration No. 333-237974

Rule 482ad

Newtek Business Services Corp. Prices a Public Offering of 5.50% Notes Due 2026

BOCA RATON, Fla., January 15, 2021 - Newtek Business Services Corp., (NASDAQ: NEWT), an internally managed business development company (“BDC”), today announced the pricing of its public offering of $100 million in aggregate principal amount of 5.50% Notes Due 2026 (the “Notes”). The Notes will mature on February 1, 2026 and may be redeemed in whole or in part at any time or from time to time at Newtek’s option on or after February 1, 2022, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price equal to the following amounts, plus accrued and unpaid interest to, but excluding, the redemption date: (1) 100% of the principal amount of the Notes to be redeemed plus (2) the sum of the present value of the scheduled payments of interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed from the redemption date until February 1, 2023, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 50 basis points; provided, however, that if Newtek redeems any Notes on or after February 1, 2023 (the date falling three years prior to the maturity date of the Notes), the redemption price for the Notes will be equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. The Notes will bear interest at a rate of 5.50% per year payable quarterly. Newtek has also granted the underwriters a 30-day option to purchase up to an additional $15 million in aggregate principal amount of the Notes to cover overallotments, if any. Newtek intends to use the net proceeds from the sale of the Notes to fund investments in debt and equity securities in accordance with its investment objective and strategies. Newtek may use the net proceeds to fully or partially pay down, retire, or redeem certain of its outstanding indebtedness, including the outstanding 6.25% Notes due 2023 (the “2023 Notes”). As of January 12, 2021, Newtek had approximately $57.5 million of aggregate principal amount outstanding, plus accrued interest, of 2023 Notes, which mature on March 1, 2023 and bear interest at a rate of 6.25%. Newtek may also use the net proceeds for general corporate purposes, including making direct investments in portfolio companies.

The closing of the transaction is subject to customary closing conditions, and the Notes are expected to be delivered on or about January 22, 2021. Newtek expects to list the Notes on the Nasdaq Global Market under the trading symbol “NEWTZ.”

Keefe, Bruyette & Woods, Inc., A Stifel Company, is acting as the sole book-running manager for this offering. Ladenburg Thalmann & Co. Inc. is acting as the lead co-manager, and Compass Point Research & Trading, LLC is acting as co-manager.

A shelf registration statement relating to this offering was declared effective by the Securities and Exchange Commission. The offering is being made only pursuant to a prospectus supplement and related prospectus to be filed by Newtek with the Securities and Exchange Commission. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor will there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Copies of the prospectus supplement and accompanying prospectus relating to the offering may be obtained, when available, from the book-running manager or any of the co-managers as follows: Keefe, Bruyette & Woods, Inc., Attn: Debt Capital Markets, 787 7th Avenue, 4th Floor, New York, NY 10019, (telephone number: 1-800-966-1559); Ladenburg Thalmann & Co. Inc., Attention: Syndicate Department, 277 Park Avenue, 26th Floor, New York, NY 10172, telephone: 212-409-2000, email: prospectus@ladenburg.com; Compass Point Research & Trading, LLC, 1055 Thomas Jefferson Street NW, Suite 303 Washington, D.C. 20007, email: syndicate@compasspointllc.com, telephone: 202 540 7300.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Newtek before investing. The preliminary prospectus supplement dated January 14, 2021 and the accompanying prospectus dated June 9, 2020, which have been filed with the Securities and Exchange Commission, contain this and incorporate by reference other information about Newtek and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed.

About Newtek Business Services Corp.

Newtek Business Services Corp., Your Business Solutions Company®, is an internally managed BDC, which along with its controlled portfolio companies, provides a wide range of business and financial solutions under the Newtek® brand to the small- and medium-sized business (“SMB”) market. Since 1999, Newtek has provided state-of-the-art, cost-efficient products and services and efficient business strategies to SMB relationships across all 50 states to help them grow their sales, control their expenses and reduce their risk.

Newtek’s and its portfolio companies’ products and services include: Business Lending, SBA Lending Solutions, Electronic Payment Processing, Technology Solutions (Cloud Computing, Data Backup, Storage and Retrieval, IT Consulting), eCommerce, Accounts Receivable Financing & Inventory Financing, Insurance Solutions, Web Services, and Payroll and Benefits Solutions.

Newtek® and Your Business Solutions Company®, are registered trademarks of Newtek Business Services Corp.

Note Regarding Forward Looking Statements

This press release contains certain forward-looking statements. Words such as “believes,” “intends,” “expects,” “projects,” “anticipates,” “forecasts,” “goal” and “future” or similar expressions are intended to identify forward-looking statements. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions, which could cause Newtek’s actual results to differ from management’s current expectations, are contained in Newtek’s filings with the Securities and Exchange Commission and available through http://www.sec.gov/.   Newtek cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.

SOURCE: Newtek Business Services Corp.

Investor Relations & Public Relations
Contact: Jayne Cavuoto
Telephone: (212) 273-8179 / jcavuoto@newtekone.com